Note 7 - Commitments and Contingencies (Details) - Future Minimum Rental Payments for Operating Leases $ in Thousands		Dec. 31, 2014 USD ($)
Future Minimum Rental Payments for Operating Leases [Abstract]
2015	[1]	$ 2,601
2016		2,351
2017		188
2018		131
2019		11
Total minimum lease payments		$ 5,282

[1]	In addition to the above, at December 31, 2014, the Company had unconditional purchase obligations of approximately $2,794.